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Confidential                                                        Exhibit 10.6
            (English Translation of the Original Contract in Chinese)


                            SILICON SUPPLY AGREEMENT


                                                     Contract Number: SF060326GP
                                               Place of Signing: Qidong, Jiangsu
                                                 Date of Signing: March 26, 2006

The Seller: ReneSola Co., Ltd.
The Buyer: Jiangsu Linyang Solarfun Co., Ltd.

This Contract is entered into by and between the Buyer and the Seller after friendly negotiations, whereby the Seller agrees to supply silicon wafers to the Buyer as follows.

Article 1. Name of Products, Technical Specifications, Quantity, Price and Delivery Schedule:

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
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   NAME OF PRODUCTS                TECHNICAL SPECIFICATIONS                     QUANTITY          PRETAX UNIT   DELIVERY SCHEDULE
                                                                                                     PRICE
                                                                                                     (RMB
                                                                                                  YUAN/PIECE)
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
                        1. Type: Type P

                        2. Width of silicon wafers: 125+/-0.5mm

                        3. Diameter of silicon wafers: 150+/-0.5mm

                        4. Thickness of silicon wafers: 240+/-30(u)m

                        5. Resistivity: 0.5~3 (ohm symbol).cm,
                           3~6 (ohm symbol).cm

                        6. Minority carrier lifetime: > or = 8 (u)s

                        7. Surface damage: <15 (u)m

                        8. Cutting mode: multi-thread cutting

                        9. Crystal orientation: (100)+/-1 degree                                                For the period
                                                                                                                prior to the end of
                        10. TTV < or = 30 (u)m                                                                  June 2006, 0.1
Monocrystalline                                                                                                 million pieces shall
Silicon Wafer           11. Vertical angle: 90 degrees+/-0.3 degrees     2.5 million pieces       [*]           be supplied, and
                                                                                                                for each month
                        12. Oxygen concentration: < 1x10(18)at/cm(3)                                            thereafter until the
                                                                                                                end of June 2007,
                        13. Carbon concentration: < 5x10(16)at/cm(3)                                            0.2 million pieces
                                                                                                                shall be supplied.
                        14. Dislocation Density: < or = 3x10(3)/cm(2)

                        15. Notch: notch of crystal orientation shall be no bigger than 1x0.3mm, and there shall be no more than one notch on each wafer.

                        16. Broken edge: broken edge of wafers shall be no bigger than 1x0.5 mm, and there shall be no more than one on each wafer.

                        17. No stain and abnormal spot on surface. No curve under naked eyes.
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  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

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

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   NAME OF PRODUCTS                TECHNICAL SPECIFICATIONS                     QUANTITY          PRETAX UNIT   DELIVERY SCHEDULE
                                                                                                     PRICE
                                                                                                     (RMB
                                                                                                  YUAN/PIECE)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Total Price                              [*]
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Article 2.     Quality Requirements and Technical Standards: as set forth above in this Contract.

Article 3. Place and Manner of Delivery: The products shall be delivered to the warehouse of the Buyer.

Article 4. Manner and Cost of Transportation: The Seller shall be responsible for delivery and bear the cost.

Article 5. Packaging Standard: Suitable for long-distance transportation of solar-grade monocrystalline silicon wafers.

Article 6. Standard and Manner of Inspection and Period for Objection: After each delivery of the silicon wafers to the Buyer, the Buyer shall conduct full inspection of such silicon wafers pursuant to the specifications set forth herein before warehousing within a period of one workday for each 30 thousand pieces of silicon wafers. Silicon wafers shall be deemed defective if they are not in conformity with the specifications set forth herein, and the Seller shall remedy the defect by one-to-one replacement within 7 days. If the Buyer discovers during the inspection that the quantity of any silicon wafers delivered is lower than the contract stipulated quantity, the Seller shall make up such shortfall within 7 days.

Article 7. Terms of Payment: After this Contract is signed, the Buyer shall pay RMB20 million by March 30, 2006 and another RMB20 million by April 20, 2006, as deposit. Such deposit totaling RMB40 million will be set off against the payment for each shipment of products on an average basis. The remaining payment for each shipment of products shall be paid based on the actual quantity of such shipment of products within 2 workdays after inspection and warehousing of the products by the Buyer.

Article 8. Effectiveness of the Contract: This Contract shall take effect upon execution and terminate when all the obligations under this Contract have been performed.

Article 9. Liabilities for Breach of Contract: (1) If there is delay of payment by the Buyer over 7 workdays, then this Contract shall be terminated. (2) If either party fails to perform any of its obligations under this Contract, the breaching party shall pay the non-breaching party liquidated damages equal to 1% of the amount in issue per month and this Contract shall continue in effect. (3) If this Contract is rendered unable to be performed due to a breach by either party hereto, the breaching party shall be liable under the Contract Law of the People's Republic of China.

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

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Article 10.    Any dispute in connection with the performance of this Contract shall be settled through negotiations between the parties hereto.
               If no settlement can be reached, the dispute shall be submitted for arbitration to the arbitration commission in the place where this Contract is signed.

Article 11. Miscellaneous: This Contract shall become effective after being signed by and affixed with Companies' seals of the parties hereto. This Contract shall be executed in four originals, with each party to hold two. This Contract can be signed by fax.

Additional provisions: The Seller may not proceed with any shipment of silicon wafers to the Buyer until after it has received the Buyer's testing and finished product report with respect to the silicon wafers delivered in the previous shipment.

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
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                       The Seller                                               The Buyer
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
Name of the Company (seal): ReneSola Co., Ltd.              Name of the Company (seal): Jiangsu Linyang
                                                            Solarfun Co.,Ltd.

Address: Yaozhuang Zhen Industrial Park,                    Address: 666 Linyang Road, Qidong, Jiangsu
Jiashan County, Zhejiang Province                           Province

Legal Representative: (signature)                           Legal Representative: (signature)
Authorized Agent: (signature)                               Authorized Agent: (signature)
Tel: 0573-4773130
Fax: 0573-4773063                                           Tel: 0513-83115763
                                                            Fax: 0513-83307011

Bank Name: Industrial and Commercial Bank of China,         Bank Name: Bank of China, Qidong Branch,
Jiashan Branch                                              Business Department
Account No.: 1204070009242025955                            Account No.: 647032159808091001
Tax No.: 330421753019961                                    Tax No.: 320681765140726
Code: 314117                                                Zip Code: 226200
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